Exhibit 10.14

SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO OFFICE LEASE (the “Amendment”) is dated for reference purposes only, this 1st day of March, 2006, by and between OLEN COMMERCIAL REALTY CORP., A NEVADA CORPORATION (“Landlord”), on the one hand, and PACIFIC COAST NATIONAL BANCORP, A CALIFORNIA CORPORATION, (“Tenant”) on the other hand, with reference to the facts set forth in the Recitals below.

R E C I T A L S

A. Landlord and Tenant are parties to that certain Office Lease dated July 15, 2004, (the “Original Lease”), which was amended by that certain Amendment to Lease Date Change dated as of February 23, 2005 (the “First Amendment”); (as amended, the “Lease”), pursuant to which Tenant leases from Landlord those certain premises (the “Original Premises”) consisting of approximately 7,285 rentable square feet commonly known as Suites 100 - 140, of that certain building commonly known as 905 Calle Amanecer, San Clemente, CA 92673 (the “Building”), and more particularly described in the Lease.

B. Capitalized terms not defined in this Amendment have the meanings given to them in the Lease.

C. Tenant desires to lease 2,845 rentable square feet of Additional Space known as Suite 150 on the first (1st) floor of the Building. Landlord and Tenant desire to amend the Lease to reflect the addition of Suite 150 in accordance with the terms hereinafter provided.

A G R E E M E N T

NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Additional Space. On the date the Second Amendment is fully executed, Tenant shall lease from Landlord 2,845 rentable square feet which is a portion of the first (1st) floor of 905 Calle Amanecer, San Clemente, CA 92673 known as Suite 150 depicted on Exhibit “A” attached hereto (the “Additional Space”). The term of the lease for the Additional Space only shall commence upon Landlord’s notice to Tenant that Tenant Improvements as set forth hereinafter are Substantially Complete, but in no event later than September 1, 2006. At that time an Addendum (“Date Change Addendum”) shall be created defining said Commencement Date which will be attached hereto and will become hereof a part of the terms and conditions of this Second Amendment to Office Lease. The term of the lease for the Additional Space shall expire May 31, 2015. On the Commencement Date, as defined below, the “Premises” shall include the Original Premises and the Additional Space and the total square footage for the Original Premises and the Additional Space shall be 10,130 rentable square feet.

/s/ JT	/s/ MH
Landlord Initials	Tenant’s Initials

2. Monthly Base Rent. The Base Monthly Rent for the Additional Space only shall be Five thousand six hundred ninety dollars ($5,690.00) per month Full Service Gross, commencing upon Landlord’s written notice to Tenant that Tenant Improvements are Substantially Completed, but in no event later than September 1, 2006 (“Commencement Date”) and continuing until May 31, 2015. Commencing with June 1, 2007, the Base Monthly Rent shall be Five thousand eight hundred thirty-two dollars and twenty-five cents ($5,832.25) per month Full Service Gross. Commencing with June 1, 2008, the Base Monthly Rent shall be Five thousand nine hundred seventy-four dollars and fifty cents ($5,974.50) per month Full Service Gross. Commencing with June 1, 2009, the Base Monthly Rent shall be Six thousand one hundred sixteen dollars and seventy-five cents ($6,116.75) per month Full Service Gross. Commencing with June 1, 2010, the Base Monthly Rent shall be Six thousand two hundred fifty-nine dollars ($6,259.00) per month Full Service Gross. Commencing with June 1, 2011, the Base Monthly Rent shall be Six thousand four hundred one dollars and twenty-five cents ($6,401.25) per month Full Service Gross. Commencing with June 1, 2012, the Base Monthly Rent shall be Six thousand five hundred forty-three dollars and fifty cents ($6,543.50) per month Full Service Gross. Commencing with June 1, 2013, the Base Monthly Rent shall be Six thousand six hundred eighty-five dollars and seventy-five cents ($6,685.75) per month Full Service Gross. Commencing with June 1, 2014, the Base Monthly Rent shall be Six thousand eight hundred twenty-eight dollars ($6,828.00) per month full Service Gross.

3. Tenant Improvements. Landlord agrees to complete, at Landlord’s sole expense, the following Tenant Improvements in the Additional Space only, as follows:

1.	Replace carpeting throughout with Landlord’s standard carpet in Tenant’s choice of colors;
2.	Paint Premises with Landlord’s standard paint;
3.	Clean entire suite to “move-in” condition;

Landlord shall complete the Tenant Improvements in accordance with all applicable building codes and ordinances, and Landlord shall use building-standard materials and finishes. Landlord shall complete the Tenant Improvements in a good and workmanlike manner and shall use only new materials. Landlord shall make every reasonable effort to complete the above Tenant Improvements as soon as reasonably possible after receipt of this signed Second Amendment to Office Lease and move-in monies, and estimates said work to take approximately two (2) to three (3) weeks to complete from date of Landlord’s receipt of signed Second Amendment to Office Lease and move-in monies and vacation and surrender of the Premises by the existing Tenant, but Landlord can make no guaranty of an exact date of completion. However, Landlord shall complete the Tenant Improvements before September 1, 2006.

/s/ JT	/s/ MH
Landlord Initials	Tenant’s Initials

“Substantially Completed” or “Substantially Completes” shall be defined as when the Tenant Improvements as set forth herein are completed and the suite is cleaned to the point that any reasonable tenant walking the Additional Space would deem it ready to occupy, minor punch-list items excepted, and Landlord has tendered possession of the Additional Space to Tenant.

4. Tenant’s Prorata Share. Effective as of the Commencement Date for the Additional Space of 2,845 rentable square feet, Tenant’s Prorata share for the entire Premises of 10,130 rentable square feet shall be 11.92%.

5. Base Building Operating Expenses. In addition to the expenses set forth in the Original Office Lease, Tenant shall pay annually Tenant’s Share of increases in Building Operating Expenses in excess of the 2006 Base Year Expenses for the Additional Space only (Suite 150).

6. Option to Extend. Landlord and Tenant acknowledge and agree that the Option to Extend as set forth in Addendum “D” of the Original Lease remains in full force and effect for the Original Premises and/or the Additional Space upon the terms and conditions set froth therein.

7. No Other Modifications. Except as modified in this Agreement, all other terms and conditions of the Lease and previous Amendments thereto shall remain unchanged and in full force and effect. To the extent of a conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail. A breach by Tenant of any of the terms of this Amendment shall constitute a material breach by Tenant of the Lease as to which Landlord shall have all rights and remedies. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument.

8. Upon Execution. Tenant shall pay Landlord upon execution hereof, Eleven thousand three hundred eighty dollars ($11,380.00) which includes: Five thousand six hundred ninety dollars ($5,690.00) for the first month’s Rent and Five thousand six hundred ninety dollars ($5,690.00) Security Deposit for the Additional Space.

/s/ JT	/s/ MH
Landlord Initials	Tenant’s Initials

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year set forth above.

LANDLORD:	OLEN COMMERCIAL REALTY CORP.
A NEVADA CORPORATION

	By:	/s/ Jayne Taylor
	Name:	Jayne Taylor
	Title:	Vice President

TENANT:	PACIFIC COAST NATIONAL BANCORP,
A CALIFORNIA CORPORATION

	By:	/s/ Michael S. Hahn
	Name:	Michael S. Hahn
	Title:	President

	By:	/s/ David E. Davies
	Name:	David E. Davies
	Title:	Secretary

PACIFIC POINTE CORPORATE CENTRE
905 Calle Amanecer
San Clemente, CA 92673

[graphic]

/s/ JT	Exhibit “A”	/s/ MH
Landlord’s Initials		Tenant’s Initials

ADDENDUM TO SECOND AMENDMENT TO OFFICE LEASE

THIS ADDENDUM TO SECOND AMENDMENT TO OFFICE LEASE is dated for reference purposes only, this 30th day of June, 2006, by and between OLEN COMMERCIAL REALTY CORP., A NEVADA CORPORATION “Landlord”, and PACIFIC COAST NATIONAL BANCORP, A CALIFORNIA CORPORATION, hereinafter called “Tenant”.

Landlord and Tenant entered into that certain written Office Lease, dated July 15, 2004, (the “Original Lease”) which was amended by that certain Amendment to Lease/Date Change (the “First Amendment”), dated February 23, 2005; Second Amendment to Office Lease dated March 1, 2006 (the “Second Amendment”) pursuant to which Tenant leases from Landlord those certain Premises (the “Original Premises”) consisting of approximately 10,130 rentable square feet commonly known as Suites 100-140 and 150 of that certain building commonly known as 905 Calle Amanecer, San Clemente, CA 92673 (the “Building”), and more particularly described in the Lease.

Landlord and Tenant hereby express their mutual desire and intent to amend the Term of the Second Amendment to Office Lease for the Additional Space of 2,845 rentable square feet known as Suite 150, as follows:

The term of this Lease for the Additional Space known as Suite 150 shall be for:

Eight (8) years and Nine (9)_months.

A.
Original Commencement Date for the Additional Space was: upon Landlord’s notice to Tenant that Tenant Improvements as set forth herein are Substantially Complete, but in no event later than September 1, 2006.

B.	Revised Commencement Date for the Additional Space is: August 1, 2006.

C.	Expiration Date for the Additional Space is: May 31, 2015.

/s/ BK		/s/ MH
Landlord’s Initials	Page 1 of 2	Tenant’s Initials

Addendum to Second Amendment to Office Lease
Pacific Coast National Bancorp
June 30, 2006

Except as modified herein, all other terms and conditions of the Lease between the Parties above described, and attached hereto, shall continue in full force and effect..

LANDLORD:	OLEN COMMERCIAL REALTY CORP.
A NEVADA CORPORATION

	By:	/s/ Brandy Krechel
	Name:	Brandy Krechel
	Title:	Director of Marketing

	Date:	7/13/06

TENANT:	PACIFIC COAST NATIONAL BANCORP,
A CALIFORNIA CORPORATION

	By:	/s/ Michael S. Hahn
	Name:	Michael S. Hahn
	Title:	President

	Date:	7/6/2006

	By:	/s/ David E. Davies
	Name:	David E. Davies
	Title:	Secretary

	Date:	7/10/06